                                   LEASE


     This Lease made and entered into this 8th day of December, 1992, between VIRAGEN, INC., a Delaware corporation with its offices at 2343 West 76th Street, Hialeah, Florida 33016, hereinafter called "Lessor" and MEDICORE, INC., a Florida corporation, with offices at 2201 West 76th Street, Hialeah, Florida 33016, hereinafter called "Lessee".

     1.   Premises.  Lessor hereby leases to Lessee, and Lessee hereby leases
          --------
from Lessor the following premises situated and being in the City of Hialeah, County of Dado, State of Florida, described as that approximately 2,800 square feet ("Premises") in the building located at 2343 West 76th Street, Hialeah, Florida 33016 ("Building").

     2.   Term.  The term of this Lease shall be for five (5) years,
          ----
commencing January 1, 1993 ("Commencement Date") and ending December 31, 1997 ("Term"; renewals and hold overs, if any, shall be included in the phrase "Term").

     3.   Rent.
          ----

          (a) The Lessee shall pay to the Lessor as rent for the Premises during the Term the sum of Nineteen Thousand Six-Hundred ($19,600) Dollars per annum or One Thousand Six Hundred Thirty-Three and 34/100 ($1,633.34) Dollars per month, plus Florida sales tax, said rental to be paid in advance on the first day of each month during the Term, with a ten (10) day grace period. Payment of $1,633.34 upon execution of this Lease shall represent the rent for the month of January, 1993. Late payments shall be subject to a five (5%) percent late charge. Payments, when received by Lessor, shall be applied first to late charges, if any, and then toward additional rents, if any, that may be due and delinquent rents.

          (b) All payments to be made to the Lessor as set forth herein shall be payable in lawful money of the United States made at the address of Lessor as set forth in Section 23-hereunder or at such other place and to such other person as the Lessor may from time to time designate in writing.

     4.   Utilities.  Utility charges, which shall be separately metered for
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the Premises, shall include only those utilities directly consumed by
Lessee for the Premises and not Lessee's pro rata portion of the Building usage of utilities, and which utilities the Lessee shall be responsible include water,

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electricity and gas (or other fuel used at the Premises).  Lessee shall pay all its utility charges before such charges become delinquent. Lessee shall not overload the electrical capacity furnished to the Premises. Lessee shall pay for its pro rata portion of janitorial services to be provided by Lessor. The Premises comprise 20% of the Building which represents Lessee's pro rata portion.

     5.   Use of Premises.
          ---------------

     5.1  Use.  The Premises shall be used and occupied only for offices.
          ---

     5.2  Compliance with Law.  Lessee shall, at Lessee's expense, comply
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with the rules and regulations of the Board of Fire Underwriters having jurisdiction over. the Premises, and with all applicable statutes, ordinances, regulations, and codes of all governmental authorities wherein the Premises are located, but only insofar as any of such rules, ordinances and regulations pertain to the manner in which the Lessee shall use the Premises; the obligation to comply in every other case, and also all cases where such rules, regulations and ordinances require repairs, alterations, changes or additions to the Building (including the Premises) or Building equipment, or any part of either, being hereby expressly assumed by Lessor, and Lessor covenants and agrees promptly and duly to comply with all such rules, regulations and ordinances. Lessor warrants to Lessee that the Building and the Premises, on the Commencement Date, shall not violate any covenants or restrictions of record, or building code, regulations or ordinances in effect on the Commencement Date. In the event it has been determined that this warranty has been violated, then it shall be the obligation of Lessor to promptly, at Lessor's sole cost and expense, rectify such violations. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be one or more than one tenant in the Building, shall tend to disturb such other tenants. Lessee will comply with the Americans With Disabilities Act only within the Premises and not otherwise with respect to the Building which shall be Lessor's responsibility.

     6.   Option to Extend.  Lessee shall have two (2) successive options to
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extend the Lease from the end of the original Term, each option for five
(5) additional years and each option on the same terms and conditions provided in the Lease. Each renewal option may only be exercised by any subtenant or assignee of the Lessee with the written approval of Lessor.
The second renewal option for five (5) years shall only be operative and effective if Lessee has exercised the initial five (5) year renewal option; provided, each of the five (5) year renewal options is contingent upon and may only be exercised if Lessee is not in default of the terms of the Lease, and if such exercise is of the second renewal option, then Lessee has complied with all the terms of the first renewal. The

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first five (5) year renewal option shall be at an additional rental to that required during Term based on the increase in the Revised Consumer Price Index - Cities (1987=100) (the "Index") published by the Bureau of Labor Statistics, provided, in no event shall such increase exceed five (5%) percent. The "base Index number" shall be the Index number indicated for the City of Hialeah, entitled "all items" for the month of December, 1992. The "current Index number" shall be the corresponding Index number for the month of December, 1997. The current Index number shall be divided by the base Index number with the resulting number (quotient), if a positive number, shall be deemed to be the percentage of increase in the cost of living. The same measurement of rent increase shall be applicable for the second renewal option, provided as to the latter, the Index shall be (1997=100), the base Index number" shall be the Index number for the City of Hialeah, for the month of December, 1997, and the "current Index number" shall be. the corresponding Index number for the month of December, 2002.

     Lessor shall give Lessee notice of any such increase within a reasonable time after obtaining the necessary data for its computation. Lessor's computation shall be conclusive and binding, but shall not pre-clude any adjustment that may be required by a published amendment of the index figures upon which said computation was based unless Lessee notifies Lessor of any claimed error therein within forty-five (45) days after such notice is given. Any dispute between the parties as to any such computation shall be resolved by arbitration.

     If publication of the Index is discontinued, the parties shall accept comparable statistics on the cost of living for the City of Hialeah, as such statistics are computed and published by a federal agency or by a recognized financial periodical selected by the parties.

     The two (2) options to renew each for an additional five (5) years as granted herein shall be exercisable by the Lessee notifying Lessor in writing no less than three (3) nor more than five (5) months prior to the expiration of the Term (or the first renewal period, as the case may be) that the Lessee wishes to exercise the option to extend.

     7.   Maintenance, Repairs and Alterations.
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     7.1  Lessor's obligations.
          --------------------

          (a) Subject to the provisions of sections 5, 7.2 and 11 and except for damage caused by any negligent act of the Lessee, Lessee's agents, employees, or invitees, Lessor, at Lessor's expense, shall keep in good, safe and sanitary order, condition and repair the foundation, the main plumbing leading into the Building and into the Premises, the exterior walls, windows, doors and roof of the Building and the exterior walls of the Premises, the paving and outside walks and parking lot, and the structural parts of the Building; and Lessor shall not do anything to interfere with or otherwise interrupt the continued accessibility and operation of the utilities to and sewage and drainage of the Building and Premises, including all service facilities such as air-conditioning, heating, electrical and lighting facilities. Lessor warrants that the HVAC systems are and shall continue to be in good operating condition and shall be repaired and maintained at Lessor's sole cost; and Lessor to maintain the shrubbery and lawns adjacent to the Building. Lessor shall have the obligation to make repairs under this
Section 7.1 within thirty (30) days after receipt of written notice of the actual need for such repairs.

     Lessor shall further, at its sole expense, provide for sufficient and timely trash removal from the Building and the parking areas and walk-ways leading to the Building, and to insure the Building and the Premises are free from pests and any infestations during the Term.

          (b) Lessee shall provide Lessor with written notice of any violation and Lessor shall have thirty (30) days to cure, or if the cure cannot be completed within thirty (30) days then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. If Lessor fails to perform Lessor's obligations under this Section 7.1, Lessee may at Lessee's option perform such obligations on Lessor's behalf and put the Building and/or Premises in good order, condition and repair, and the cost thereof together with interest at prime for monies expended by the Lessee for such cure from the date of disbursement to the date of reim-bursement or reduction of rental payments as provided herein, shall, at the option of the Lessee, be immediately reimbursed to Lessee or be a reduction of rent commencing with the Lessee's next rental installment and continuing as a rental reduction adjustment until such cost and interest is fully satisfied.

     7.2  Lessee's Obligations.
          --------------------

          (a) Subject to the provisions of Sections 5, 7.1 and 11 and except for damage caused by any negligent act of the Lessor, Lessee, at Lessee's expense, shall keep the Premises in good, safe and sanitary order, condition and repair including, without limiting the generality of the foregoing, with respect to the interior of the Premises only, the plumbing, security, electrical and lighting facilities and equipment, fixtures, interior walls, ceilings, windows and doors, unless caused by the negligence of Lessor or Lessor's agents, employees, or representatives, in which case such maintenance and repair shall be at the cost and expense of the Lessor.

          (b) Lessor shall provide Lessee with written notice of the violation and Lessee shall have thirty (30) days to cure, or if the cure cannot be completed within thirty (30) days then Lessee shall not be in default if Lessee commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. If Lessee fails to perform Lessee's obligations under this Section 7.2, Lessor may at Lessor's option enter upon the Premises after thirty (30) days prior written notice to Lessee, perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest at prime for monies expended by the Lessor for such cure from the date of disbursement to the date of reimbursement shall be due and payable as additional rent to Lessor together with Lessee's next rental installment.

          (c) On the last day of the Term, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installa-tion or removal of its trade fixtures, furnishings and equipment.

     8.   Insurance and Indemnity.
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     8.1  Bodily Injury and Property.  Lessee shall, at Lessee's cost
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and expense, for the mutual benefit of the Lessor and Lessee, carry and keep in force during the Term -a policy of Combined Single Limit Bodily Injury and Property Damage Insurance such insurance to afford protection in the amount of One Million ($1,000,000) Dollars combined single limit, insuring the Lessor and the Lessee against any liability arising out of the use, occupancy or maintenance of the Premises and all other areas appurtenant thereto, said policy to provide for thirty (30) days notice to Lessor prior to any cancellation.

     8.2  Property Insurance.  Lessor shall obtain and keep in force during
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the Term a policy or . policies of insurance covering loss or damage to the Building and the Premises, but not Lessee's fixtures or equipment, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, floor (in the event same is required by lender having a lien on the Building) special extended perils ("all risk", as such term is used in the insurance industry) but not plate glass insurance.

     8.3  Waiver of Subrogation.  Lessor and Lessee hereby waive and
          ---------------------
release any and all rights, claims, demands, and causes of action each may have against the other on account of any loss or damage occasioned to Lessor or to Lessee, as the case may be, their respective properties, real and personal, the Building and the

Premises, or their contents, arising from any risk or peril generally covered or covetable, by standard fire and extended coverage issued in the State of Florida, and the parties each, on behalf of their respective insurance companies insuring the property of Lessor or Lessee against any such loss, waive and release any rights of subrogation that such companies may have against Lessor or Lessee, as the case may be.

     8.4  Indemnity.  Lessee shall indemnify and hold harmless Lessor from
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and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, reasonable attorneys fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought hereon;
and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense except for a breach of this Lease by Lessor and except if any such injury or damage as provided in this Section 8.4 is due to or caused by, directly or indirectly, the negligence or intentional act or omission of Lessor's its agents, employees, invitees, contractors or representatives.

     9.   Signs.  Lessee shall have the right to place such reasonable
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business signs exhibiting its identity and business upon the exterior of the Building and within the Building and the Premises, with Lessor's reasonable approval as to such signs being reasonable in number, size, and design, provided, however, that the Lessee shall comply in all respects with any' governmental agency orders, regulations or ordinances with respect to the placement of all of said signs, that Lessee shall obtain insurance with respect to the signs, and provided Lessee, at the end of the Term, at Lessee's expense, removes all such signs without damage to the Building and/or the Premises.

     10.  Subleasing and Assignment.  The Lessee shall not assign this
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Lease, nor sublet the Premises or any part thereof, nor permit anyone other than Lessee to occupy the Premises or any part thereof, except with the prior written approval of the Lessor. Any such assignee shall assume all obligations under this Lease. Lessee may sublet all or a portion of the Premises to a wholly-owned subsidiary or division or affiliate of the Lessee without approval of the Lessor. In the event of any assignment or subletting or other occupancy through and by the Lessee, then Lessee shall remain liable to the Lessor for the performance of all obligations imposed on Lessee hereunder. Any business combination, consolidation, merger, sale of substantially all of its stock or assets or change in control, or similar business restructure, involving the Lessee shall not be deemed an assignment.

     11.  Casualty.
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     11.1 If the Premises are totally destroyed by fire or other casualty, provided neither Lessor nor Lessee were responsible for the casualty, both Lessor and Lessee shall have the option of terminating this Lease upon giving written notice at any time within thirty (30) days from the date of such destruction, and if the Lease be so terminated, all rent shall cease as of the date of such destruction and any prepaid rent and other payments shall be immediately refunded to Lessee.

     11.2 If such Premises are substantially damaged by fire or other casualty, or totally destroyed thereby and neither party elects to ter-minate this Lease within the provisions of Section 11.1 above or Section
11.3 below, or the Building or the Premises are not substantially destroyed or damaged by fire or other casualty, to the extent certain of the business of Lessee can reasonably be conducted therein, then Lessor agrees, at Lessor's sole cost and expense, to restore the Premises to a kind and quality substantially similar to that immediately prior to such destruction or damage. Said restoration shall be commenced within a reasonable time and completed without delay on the part of Lessor and in any event shall be accomplished within ninety (90) days from the date of the fire or other casualty. In such case, all rents and other payments paid in advance shall be proportioned as of the date of damage or destruction and all rent there-after accruing shall be equitably and proportionately suspended and adjusted according to the nature and-extent of the destruction or damage, pending completion of rebuilding, restoration or repair, except that in the event the destruction or damage is so extensive as to make it unfeasible for Lessee to conduct Lessee's business in the Premises, the rent shall be completely abated until the Premises are timely restored by Lessor as provided herein, or until Lessee resumes use and occupancy of the Premises, whichever shall first occur. The Lessor shall not be liable for any inconvenience or interruption of business of the Lessee occasioned by fire or other casualty, unless Lessor was a contributing cause.

     11.3 If Lessor undertakes to restore, rebuild or repair the Premises, and such restoration, rebuilding or repair is not accomplished within ninety (90) days, and such failure does not result from causes beyond the control of Lessor, Lessee shall have the option to complete the repairs and restoration at Lessor's expense and be reimbursed by Lessor or reduce the rentals by said costs of repairs and restoration, or Lessee has the right to terminate this Lease by written notice to Lessor within thirty (30) days after expiration of said ninety (90) day period.

     12.  Condemnation.  If any part of the Premises should be taken or
          ------------
condemned for a public or quasi-public use, and a part thereof remains which is susceptible for the use intended hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and the rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the Term only such portion of such rent as the value of the part remaining after the condem-nation bears to the value of the entire Premises at the date of condem-nation. If all the Premises, or such part thereof be taken or condemned so that there does not remain a portion susceptible for occupation here-under, this Lease shall thereupon terminate. whether or not a portion of the Premises is susceptible for the use intended shall be determined by arbitration if the parties cannot otherwise agree on said portion. If a part or all of the Premises be taken or condemned, all compensation awarded upon such condemnation or taking, shall go to the Lessor and the Lessee shall have no claim thereto; provided however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority.

     13.  Ingress and Egress.  The Lessee, its agents, employees and
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invitees shall have the rights of ingress and egress to and from the
Building and the Premises, including but not limited to ingress and egress over the walkways or driveways adjoining or common areas within the Building and the Premises.

     14.  Parking.  Lessor shall provide 12 reserved spaces for and
          -------
assigned to Lessee for its agents, employees, representatives and invitees at no additional cost to Lessee during the Term. Such assigned and reserved parking spaces shall be clearly marked parking spaces for the sole use of the Lessee as contemplated herein.

     15.  Defaults; Remedies.
          ------------------

     15.1 Defaults.  The occurrence of any one or more of the following
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events shall constitute a material default and breach of this Lease by
Lessee:

          (a) The vacating or abandonment of the Premises by Lessee other than through terminations as provided in this Lease.

          (b) The failure by Lessee to make any payments of tent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from Lessor to Lessee.

          (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in Section (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter dili-gently prosecutes such cure to completion.

          (d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, which is not dismissed within sixty
(60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within sixty
(60) days.  Provided, however, in the event that any provision of this
Section 15.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

     15.2 Remedies of Lessor.  In the event of any such material default
          ------------------
or breach by Lessee not otherwise cured as provided herein, Lessor may at any time thereafter, with notice of demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid, subject to and reduced by any rental value insurance as per Section 8.2 hereof.

          (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws and judicial decisions of the State of Florida.

     15.3 Default by Lessor.  Lessor shall not be in default unless Lessor
          -----------------
fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

     15.4 Remedies of Lessee.  In the event of any material default under
          ------------------
the terms, covenants or conditions of this Lease on the part of the Lessor which shall include but not be limited to unreasonably withholding consents, failure to maintain the Building as required, failure to use due care with respect to the persons and property of Lessee, and otherwise interfering with, whether negligently or intentionally, the business of Lessee and its peaceable and quiet enjoyment of the Premises, and which have not been timely cured as per Section 15.3 hereof, Lessee has the option to either terminate this Lease and vacate the Premises immediately without any further liability under the Lease and take whatever other lawful remedies that may be available to it upon such default, or cure the default and at Lessee's option deduct costs, expenses and interest at prime for monies expended by Lessee for such cure from the date of disbursement to the date of deduction or reimbursement for such cure from rental payments or other-wise be immediately reimbursed by Lessor.

     16.  Estoppel Certificate.  Lessee shall at any time upon not less
          --------------------
than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

     17.  Severability.  The invalidity of any provision of this Lease as
          ------------
determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     18.  Additional Rent.  Any monetary obligations of Lessee to Lessor
          ---------------
under the terms of this Lease shall be deemed to be rent.

     19.  Remedies Cumulative-Waiver Not To Be Inferred.
          ---------------------------------------------

          (a) No remedy herein or otherwise conferred upon or reserved to the Lessor or Lessee shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute; and every power and remedy given by this Lease to the Lessor or the Lessee may be exercised from time to time and as often as occasion may arise or as may be deemed expedient.

          (b) No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach, or waiver of, acquiescence in, or consent to any further or succeeding breach of the same covenant.

     20.  Quiet Enjoyment.  Upon Lessee paying the rent for the Premises
          ---------------
provided herein and upon Lessee's performance of the covenants, conditions and terms of this Lease, Lessee shall during the Term have quiet possession of the Premises subject to all the provisions of this Lease.

     21.  Lessor's Access.  Lessor and Lessor's agents shall have the
          ---------------
right to enter the Premises at reasonable times, upon reasonable notice, for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable provided such entry does not materially interfere with the business of the Lessee. Lessor may at any time during the last 120 days of the Term hereof place on or about the Premises any ordinary "For Lease" sign, all without rebate of rent or liability to Lessee.

     22.  Subordination.  The rights and interests of Lessee under this
          -------------
Lease shall be subject and subordinate to any mortgage that presently exists or may be placed upon the Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replace-ments, extensions, consolidations and modifications thereof, without the necessity of having further instruments executed by the Lessee to effect such subordination. Notwithstanding the foregoing, whether this Lease is dated prior to or subsequent to the date of said mortgage, Lessee shall execute and deliver whatever instruments may be required for such purposes and in the event Lessee fails to do so within ten (10) days after demand in writing, Lessee does hereby make, constitute and irrevocably appoint Lessor as its attorney-in-fact and in its name, place and stead so to do. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless the Lease is otherwise terminated pursuant to its terms.

     Lessee agrees to execute any documents required to effectuate an attorn-ment.

     23.   Notice.  In every case where, under any of the provisions of
           ------
this Lease, or in the opinion of either the Lessor or Lessee, or otherwise, it shall or may become necessary or desirable to make, give, serve or deliver any declaration, demand or notice of any kind or character, or for any purpose whatsoever, it shall be sufficient to send or cause to be sent a copy of any such declaration, demand or notice by United States registered or certified mail, return receipt requested, postage prepaid, properly addressed to the Lessor or by personal delivery or overnight courier at 2343 West 76th Street, Hialeah, Florida 33016 and to the Lessee at 2201
West 76th Street, Hialeah, Florida 33016 prior to the Commencement Date, and thereafter at the address of the Lessor, or at such other address as either party may hereafter furnish to the other party, in writing, for the declared and express purpose of receiving notices.

     24.  Amendment.  No provision of this Lease may be amended or added
          ---------
to except by an agreement in writing signed by the parties or their re-spective successors in interest.

     25.  Binding on Successors.  This Lease shall be binding upon the
          ---------------------
Lessor and Lessee and their respective assigns, successors, heirs, admin-istrators, legal or personal representatives or executors, as the case may be.

     26.  Governing Law.  The Lease shall be governed by and construed
          -------------
pursuant to the laws of the State of Florida.

     27.  Hold Over.  If the Lessee shall occupy the Premises with or
          ---------
without the consent of the Lessor, after the expiration of the Term or any renewal thereof, and the rent is accepted from the Lessee, such occupancy and payment shall be construed as an extension of this Lease on a month-to-month basis.

     28.  Authority.  Each party represents and warrants that it has the
          ---------
authority and power to enter into this Lease. If either is a corporation, general or limited partnership, each individual executing this Lease represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of such entity. Each party shall deliver to the others evidence of such authority.

     29.  Brokers.  There are no brokers involved in the subject trans-
          -------
action, and each party hereto indemnities the other with respect to any person claiming any such brokerage fee or commission in connection with this Lease.

     The parties hereby agree that the terms of this Lease are commercially reasonable and effectuate the intent and purpose of the Lessor and the Lessee with respect to the Premises.

     30.  Hazardous and Toxic Waste.  Lessor shall not permit or cause the
          -------------------------
Premises to be used for the handling, storage, transportation, or disposal of hazardous or toxic materials ("Hazardous Substances" as defined below). Lessee shall and hereby agrees to indemnify, defend, and hold Lessor harmless from and against any loss to Lessor, including without limitation attorneys' fees and expenses, incurred by Lessor as a result of any use, handling, storage, transportation, or disposal of Hazardous Substances on or in connection with the Premises by Lessee, or its agents, employees and representatives.

     As used herein, "Hazardous Substances" means any substance or material (i) identified in Section 101(4) of the Comprehensive Environ-mental Response Compensation and Liability Act of 1980, 42 U.S.C. Section 9601(14), as amended or (ii) determined to be toxic, a pollutant or contaminant, under federal, state or local statute, law ordinance, rule or regulation or judicial or administrative order or decision, as same may be amended from time to time.

     Any breach of any representation or agreement contained in this
Section 30 shall be an Event of Default as per Section 15.1(c).

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

                                VIRAGEN, INC., Lessor

                                By /s/ Dennis W. Healey
                                  -----------------------------
                                  DENNIS W. HEALEY, President


                                MEDICORE, INC., Lessee

                                By /s/ Thomas K. Langbein
                                  -----------------------------
                                  THOMAS K. LANGBEIN, President